EXHIBIT 10.1


                             ESKIMO PIE CORPORATION
                            1996 INCENTIVE STOCK PLAN

                      (As Amended effective March 6, 1998)

                                    ARTICLE I
                      Establishment, Purpose, and Duration

         1.1 Establishment of the Plan. Eskimo Pie Corporation, hereby establishes an incentive compensation plan to be known as the "1996 Incentive Stock Plan", as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights and Stock Awards.

         The Plan was adopted by the Board of Directors on, and shall become effective, as of February 23, 1996 (the "Effective Date"), subject to the approval by vote of shareholders of the Company in accordance with applicable laws. Awards may be granted prior to shareholder approval of the Plan, but each such Award shall be subject to the approval of the Plan by the shareholders.

         1.1 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Key Employees that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent. The Plan is also intended to promote a greater identity of interest between Non-Employee Directors and the Company's shareholders by increasing the Non-Employee Director's proprietary interest in the Company through receipt of Awards in lieu of cash payments for a portion of each Non-Employee Director's fees.

         1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 13 herein, until February 23, 2006 (the "Term"), at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.

                                   ARTICLE II.
                                   Definitions

         2.1 Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:


                  (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (b) "Agreement" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

                  (c) "Automatic Grant Date" means the first business day after the annual meeting of stockholders of the Company of each year during the Term.

                  (d) "Award" means, individually or collectively, a grant under this Plan of Automatic Options, Automatic Restricted Stock Awards, Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Stock Awards and Stock Payment Awards. Automatic Options and Automatic Restricted Stock Awards are collectively referred to as "Automatic Awards."

                  (e) "Award Date" or "Grant Date" means the date on which an Award is made by the Committee under this Plan.

                  (f) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

                  (g) "Board" or "Board of Directors" means the Board of Directors of the Company.

                  (h) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                           (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"). Notwithstanding the foregoing, the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by, or benefit distribution from, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition pursuant to any compensatory stock option or stock purchase plan for employees, or (E) any acquisition pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B), and (C) of Subsection (3) of this
                           Section 2.1(h) are satisfied; or

                           (2) Individuals who, as of the Effective Date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board (with his predecessor thereafter ceasing to be a member); or

                           (3) Approval by the shareholders of the Company of the reorganization, merger, or consolidation of the Company unless, following such reorganization, merger, or consolidation, (A) more than 60% of the then outstanding shares of common stock and the then outstanding voting securities of the resulting corporation is then beneficially owned by all or substantially all of the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Securities immediately prior to such reorganization, merger, or consolidation, (B) no Person (excluding (I) the Company, (II) any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, or consolidation, and (III) any Person beneficially owning, immediately prior to such reorganization, merger, or consolidation, 20% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns 20% or more of the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities of the resulting corporation, and (C) at least a majority of the members of the board of directors of the resulting corporation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, or consolidation; or

                           (4) Approval by the shareholders of the Company of
                           (A) a complete liquidation or dissolution of the Company, or (B) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or other disposition, (I) more than 60% of the outstanding shares of common stock and the then outstanding voting securities of such corporation is beneficially owned by all or substantially all of the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or disposition; (II) no Person (excluding
                           (x) the Company , (y) any employee benefit plan (or related trust) of the Company or such corporation, and (z) any Person beneficially owning, immediately prior to such sale or other disposition, 20% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns 20% or more of the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities of such corporation, and (III) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such sale or other disposition of the assets of the corporation.

                  (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (j) "Committee" means the committee of the Board appointed to administer the Plan pursuant to Article 3 herein, all of the members of which shall be "disinterested persons" as defined in Rule 16b-3, as amended, under the Exchange Act or any similar or successor rule and "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Code, as amended.

                  (k) "Company" means Eskimo Pie Corporation, or any successor thereto as provided in Article 14 herein.

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (m) "Fair Market Value" of a Share means (i) with respect to Awards other than Stock Payment Awards, the mean between the high and low sales price of the Stock on the relevant date if it is a trading date, or if not, on the most recent date on which the Stock was traded prior to such date, as reported by NASDAQ National Market System, or if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose and (ii) with respect to Stock Payment Awards, the average annual closing sale price of the Stock based upon the closing sales price of the Stock, as reported by the NASDAQ National Market System, for all trading dates from the beginning of the relevant calendar year up through and including the Determination Date (as defined in Section 9.3).

                  (n) "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

                  (o) "Key Employee" means an officer or other key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries. "Key Employee" does not include Non-Employee Directors.

                  (p) "Non-Employee Director" means (i) with respect to Automatic Awards an individual who is a member of the Board on the applicable Automatic Grant Date and who is not an employee of the Company or a Subsidiary and (ii) with respect to Stock Payment Awards an individual who is a member of the Board at any time during the calendar year and who is not an employee of the Company or Subsidiary.

                  (q) "Non-qualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article 6 or Article 9 herein, which is not intended to be an Incentive Stock Option.

                  (r)   "Option"   means  an   Incentive   Stock   Option  or  a
Non-qualified Stock Option.

                  (s) "Participant" means a Key Employee or Non-Employee Director who is granted or receives an Award under the Plan.

                  (t) "Performance Criteria" means one or more specified performance goals, which may be stated in terms of the value of the Common Stock, return on equity, earnings per share, total earnings, earnings growth, return on assets or return on capital, with respect to awards of Restricted Stock pursuant to Article 8.

                  (u) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Article 8 or
Article 9 herein.

                  (v) "Person"  shall have the meaning  ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

                  (w) "Plan" means the Eskimo Pie Corporation 1996 Incentive Stock Plan, as described herein and as hereafter from time to time amended.

                  (x) "Related Option" means an Option with respect to which a Stock Appreciation Right has been granted.

                  (y) "Restricted Stock" means a Stock Award which is subject to a Period of Restriction and/or satisfaction of Performance Criteria granted to a Participant pursuant to Article 8 or Article 9 herein.

                  (z) "Restrictions" means any applicable Period of Restriction and/or Performance Criteria with respect to Shares of Restricted Stock.

                  (aa) "Stock" or "Shares" means the Common Stock of the Company.

                  (bb) "Stock Appreciation Right" or "SAR" means an Award, designated as a stock appreciation right, granted to a Participant pursuant to
Article 7 herein.

                  (cc) "Stock Payment Awards" means an award of Stock made to a Non-Employee Director in payment of director fees (retainer and meeting attendance fees) in accordance with the formula and other provisions established in Section 9.3 herein.

                  (dd) "Stock Awards" means an award of Stock granted to a Participant pursuant to Article 8 herein.

                  (ee) "Subsidiary" shall mean a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.


                                  ARTICLE III.
                                 Administration

         3.1 The Committee. Subject to the Board's right to retain administration of the Plan and except as otherwise provided in Section 3.4, the Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration. Except as otherwise provided in
Section 3.4 and Article 9, the express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award or the termination of any Period of Restriction; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

         3.2 Delegation of Certain Duties. The Committee may in its sole discretion delegate all or part of its duties and obligations to designated officer(s) to administer the Plan with respect to Awards to Key Employees who are not subject to Section 16 of Exchange Act.

         3.3 Selection of Key Employees. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees as may be selected by it. Each Award shall be evidenced by an Agreement.

         3.4 Awards to Non-Employee Directors. With respect to Awards made to Non-Employee Directors pursuant to Article 9, except as otherwise provided in
Article XI, the Plan shall be administered by employee directors of the Board or their delegate who shall have complete authority to interpret all provisions of
Article 9; to prescribe the form of Agreements for Awards to Non-Employee Directors pursuant to Article 9; to adopt, amend and rescind rules and regulations pertaining to Awards to Non-Employee Directors and to make all other determinations necessary or advisable for the administration of Article 9 of the Plan.

         3.5 Decisions Binding. All determinations and decisions made by the Board, the Committee or the employee directors pursuant to the provisions of the Plan shall be final, conclusive and binding.

         3.6 Requirements of Rule 16b-3 and Code Section 162(m). Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act. Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise: (a) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act (hereafter, "Section 16 Persons") shall comply with any applicable conditions of SEC Rule 16b-3; (b) transactions with respect to persons whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code; and (c) every provision of the Plan shall be administered, interpreted and construed to carry out the foregoing provisions of this sentence. Notwithstanding any provision of the Plan to the contrary, the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Code Section 162(m)(4)(C) as well as Awards that do not so qualify. Every provision of the Plan shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded; and any provision of the Plan that would prevent an Award that the Committee intends to qualify as performance-based compensation under Code Section 162(m)(4)(C) from so qualifying shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

         3.7 Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee and the employee directors or their delegate shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

                                   ARTICLE IV.
                            Stock Subject to the Plan

         4.1 Number of Shares. Subject to adjustment as provided in Section 4.4 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 200,000. No more than one-half of the aggregate number of such Shares shall be issued in connection with Stock Awards. Except as provided in Sections 4.2 and 4.3 herein, the issuance of Shares in connection with the exercise of, or as other payment for Awards, under the Plan shall reduce the number of Shares available for future Awards under the Plan.

         4.2 Lapsed Awards or Forfeited Shares. If any Award granted under this Plan (for which no material benefits of ownership have been received, including dividends) terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards (for which no material benefits of ownership have been received, including dividends) are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.2.

         4.3 Delivery of Shares as Payment. In the event a Participant pays the Option Price for Shares pursuant to the exercise of an Option with previously acquired Shares, the number of Shares available for future Awards under the Plan solely to Key Employees who are not Section 16 Persons shall be reduced only by the net number of new Shares issued upon the exercise of the Option.

         4.4 Capital Adjustments. The number and class of Shares subject to each outstanding Award and each Automatic Award, the Option Price and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.


                                   ARTICLE V.
                                   Eligibility

         Persons eligible to participate in the Plan include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Employees. Key Employees do not include Non-Employee Directors. Non-Employee Directors shall receive Automatic Awards, and may elect to receive Stock Payment Awards, under the Plan pursuant to Article 9.

                                   ARTICLE VI.
                                  Stock Options

         6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Key Employee, provided, however, (a) no Key Employee may be granted Options in any calendar year for more than 50,000 shares of Common Stock and (b) that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Key Employee may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and rules and regulation thereunder.

         6.2 Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or Nonqualified Stock Option not intended to be within the provisions of Section 422 of the Code.

         6.3 Option Price. The exercise price per share of Stock covered by an Option ("Option Price") shall be determined by the Committee subject to the following limitations. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date. In addition, an ISO granted to an employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock.

         6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its Award Date.

         6.5 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Key Employees.

         6.6 Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares which shall be deemed to include arrangements approved by the Committee for the delivery to the Company of the proceeds of a sale or margin loan in the case of a "cashless" exercise. The Option Price shall be payable to the Company in full either in cash (including the proceeds of a cashless exercise in the Committee's discretion), by delivery of Shares of Stock valued at Fair Market Value at the time of exercise, delivery of a promissory note (in the Committee's discretion) or by a combination of the foregoing. As soon as practicable after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name. No Participant who is awarded Options shall have rights as a shareholder until the date of exercise of the Options.

         6.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities law, under the requirements of the National Association of Securities Dealers, Inc. or any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

         6.8 Nontransferability of Options. Except as specifically provided in an Agreement pursuant to 6.9 below, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

         6.9 Transferability of Certain Options and SARs. In addition to nontransferable Options, the Committee may grant Nonqualified Stock Options (with or without tandem SARs) or SARs that are transferable during the lifetime of the Key Employee, provided that (i) no consideration is paid for the transfer and (ii) no Options granted to Section 16 Persons may be transferable unless and except to the extent such transferability would not result in the loss of any Rule 16b-3 exemptions for nontransferable Options granted or to be granted under the Plan. The transferee of an Option shall be subject to all restrictions applicable to the Option prior to its transfer. The Agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on Stock issued upon the exercise of any Option such limitations and conditions as the Committee deems appropriate.


                                  ARTICLE VII.
                            Stock Appreciation Rights

         7.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Key Employees, at the discretion of the Committee (a) in connection with the grant, and exercisable in lieu of Options ("Tandem SARs"), (b) independent of the grant of the Options ("Freestanding SARs") or (c) in any combination of the foregoing.

         7.2 Exercise of Tandem SARs. Tandem SARs may be exercised with respect to all or part of the Shares subject to the Related Option. The exercise of Tandem SARs shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or in part, of a Related Option, shall cause a reduction in the number of Shares subject to the Tandem Option equal to the number of Shares with respect to which the Related Option is exercised. Shares with respect to which the SAR shall have been exercised may not be subject again to an Award under the Plan.

         Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR shall expire no later than the expiration of the Related Option, shall be transferable only when and under the same conditions as the Related Option and shall be exercisable only when the Related Option is eligible to be exercised. In addition, if the Related Option is an ISO, a SAR shall be exercised for no more than 100% of the difference between the Option Price of the Related Option and the Fair Market Value of Shares subject to the Related Option at the time the SAR is exercised.

         7.3 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in it sole discretion, imposes upon such SARs.

         7.4 Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten years from the Grant Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds either (a) the Option Price of the Related Option in the case of a Tandem SAR or (b) the Fair Market Value of a Share on the Grant Date in the case of a Freestanding SAR. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

         7.5 Payment Upon Exercise of SARs. Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over
(B) either (x) the Option Price of the Related Option in the case of a Tandem SAR or (y) the Fair Market Value per Share on the Award Date in the case of a Freestanding SAR.

         Payment to the Key Employee shall be made in Shares, valued at the Fair Market Value on the date of exercise, in cash if the Key Employee has so elected in his written notice of exercise and Committee has consented thereto, or a combination thereof. To the extent required to satisfy the conditions of Rule 16b-3(e) under the Exchange Act, or any successor or similar rule, or as otherwise provided in the Agreement, the Committee shall have the sole discretion to consent to or disapprove the election of any Key Employee to receive cash in full or partial settlement of a SAR. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the SAR surrendered by the Key Employee. If the election to receive cash is disapproved in whole or in part, the SAR shall be deemed to have been exercised for Shares, or, if so specified in the notice of exercise and election, not to have been exercised to the extent the election to receive cash is disapproved.

         7.6 Nontransferability of SARs. Unless the Committee provides otherwise pursuant to Section 6.9, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Key Employee under the Plan shall be exercisable during his lifetime only by such Key Employee or his guardian or legal representative.


                                  ARTICLE VIII.
                                  Stock Awards

         8.1 Grant of Stock Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Awards under the Plan to such Key Employees, which may but need not be Restricted Stock, and in such amounts as it shall determine; provided, however, that no Key Employee may be granted Stock Awards in any calendar year for more than 50,000 shares of Common Stock. Key Employees receiving Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

         8.2 Stock Award Agreement. Each Stock Award shall be evidenced by an Agreement that shall specify the number of shares of Stock covered by the Stock Award, any applicable Restrictions and such other provisions as the Committee shall determine. The Committee may impose such other restrictions to be set forth in the Agreement as it may deem advisable, including without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Stock Awards to give appropriate notice of such restrictions.

         8.3 Transferability. Except as otherwise provided in the Agreement pursuant to which Stock Awards are made and subject to the limitation in the next sentence, the Shares of Stock granted as Stock Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of any applicable Restrictions or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Stock Awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

         8.4 Restrictions on Restricted Stock. With respect to Shares of Restricted Stock granted pursuant to the Plan, the Committee shall either (a) impose a Period of Restriction which requires continuation of employment for a prescribed period, or (b) require the satisfaction of one or more specified Performance Criteria to be achieved within a stated time period, in order for the Participant to be fully vested in the Shares of Restricted Stock. Shares of Restricted Stock issued prior to the termination of applicable Restrictions shall be retained by the Company until the termination of such Restrictions.

         8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.2 herein, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

         The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the 1996 Incentive Stock Plan of Eskimo Pie Corporation, in the rules and administrative procedures adopted pursuant to such Plan, and in an Agreement dated ____________. A copy of the Plan, such rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of Eskimo Pie Corporation.

         8.6 Removal of Restrictions. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by Participant after the last day of the Period of Restriction or on the day immediately following the date on which the Performance Criteria have been timely satisfied. Once the Shares are released from the restrictions, the Company shall deliver the certificate representing the Restricted Stock to the Participant and the Participant shall be entitled to have the legend required by Section 8.5 herein removed from his Stock certificate.

         8.7 Voting Rights. Participants holding Shares of Restricted Stock still subject to Restrictions may exercise full voting rights with respect to those Shares.

         8.8 Dividends and Other Distributions. Participants holding shares of Restricted Stock still subject to Restrictions shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were distributed.

         8.9 Termination of Employment Due to Retirement. Unless otherwise provided in the Agreement, in the event that a Key Employee terminates his employment with the Company or one of its Subsidiaries because of normal retirement (as defined in the plans and/or policies of the Company in effect at the time), any remaining Restrictions applicable to the Restricted Stock Shares pursuant to Section 8.4 herein shall automatically terminate and, except as otherwise provided in Section 8.2 herein the Shares of Restricted Stock shall thereby be free of restrictions and freely transferable. Unless otherwise provided in the Agreement, in the event that a Key Employee terminates his employment with the Company because of early retirement (as defined in the policies and/or plans of the Company in effect at the time), the Committee, in its sole discretion, may waive the restrictions remaining on any or all Shares of Restricted Stock pursuant to Section 8.2 herein and add such new restrictions to those Shares of Restricted Stock as it deems appropriate.

         8.10 Termination of Employment Due to Death or Disability. In the event a Key Employee's employment is terminated because of death or disability, any remaining Restriction applicable to the Restricted Stock pursuant to Section 8.4 herein shall automatically terminate and, except as otherwise provided in
Section 8.2 herein the shares of Restricted Stock shall thereby be free of restrictions and fully transferable.

         8.11 Termination of Employment for Other Reasons. Unless otherwise provided in the Agreement, in the event that a Key Employee terminates his employment with the Company for any reason other than for death, disability, or retirement, as set forth in Sections 8.9 and 8.10 herein, then any shares of Restricted Stock still subject to Restrictions as of the date of such termination shall automatically be forfeited and returned to the Company.

         8.12 Failure to Satisfy Performance Criteria. In the event that a Key Employee fails to satisfy the specified Performance Criteria within the time period established by the Committee, the Shares of Restricted Shares which were awarded subject to the satisfaction of such Performance Goals shall be automatically forfeited and returned to the Company.


                                   ARTICLE IX.
                   Automatic Awards to Non-Employee Directors

         9.1. Automatic Options. On each Automatic Grant Date, each Non-Employee Director will automatically receive a Non-Qualified Stock Option covering 200 Shares ("Automatic Option") to be evidenced by an Agreement. The Option Price of Automatic Options shall be 100% of the Fair Market Value on the Automatic Grant Date. Unless otherwise provided in the Agreement pursuant to which they are received, Automatic Option Awards first become exercisable 6 months after their Automatic Grant Date, provided however that an Automatic Option Award shall be immediately exercisable if the Non-Employee Director's membership on the Board terminates as a result of the Non-Employee Director's retirement from Board service in accordance with the Company's policy, death or permanent and total disability (as such term is defined in Section 22(e)(3) of the Code). An Automatic Option shall be forfeited if, as of the termination of the Non-Employee Director's membership on the Board, the Automatic Option is not then exercisable and such termination occurs for any reason other as a result of the Non-Employee Director's retirement from Board service in accordance with the Company's policy, death or permanent and total disability (as such term is defined in Section 22(e)(3) of the Code). Automatic Options that are exercisable or that become exercisable upon the Non-Employee Director's termination of membership on the Board will remain exercisable until the tenth anniversary of the Automatic Option's Automatic Grant Date. An Automatic Option may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Automatic Option shall not affect the right to exercise the Automatic Option from time to time in accordance with this Plan and the applicable Agreement with respect to the shares remaining subject to the Automatic Option. The provisions of Sections 6.6, 6.7 and 6.8 shall be applicable to Automatic Options.

         9.2 Automatic Restricted Stock Awards. On each Automatic Grant Date, each Non-Employee Director shall automatically receive a Restricted Stock Award for 200 Shares ("Automatic Restricted Stock Award") to be evidenced by an Agreement. The applicable Period of Restriction for each Automatic Restricted Stock Award shall be three years from the Automatic Grant Date; provided, however, that any remaining Period of Restriction shall automatically terminate and the shares of Automatic Restricted Stock shall be free of restrictions and fully transferable upon termination of the Non-Employee Director's service as a Director as a result of the Non-employee Director's retirement from Board service in accordance with the Company's policy, death or permanent and total disability (as such term is defined in Section 22(e)(3) of the Code). In the event of termination of service as a Director for any other reason during the Period of Restriction, any shares of Restricted Stock still subject to restrictions as the date of such termination shall automatically be forfeited and returned to the Company. The provisions of Sections 8.5, 8.6, 8.7 and 8.8 shall be applicable to Automatic Restricted Stock Awards.

         9.3 Stock Payment Awards. Non-Employee Directors may elect to receive payment of their retainer and meeting attendance fees in the form of Stock Payment Awards in accordance with the provisions of this Section. An election to receive Stock Payment Awards must be made on an annual basis by delivering written notice to the Secretary of the Company on the election form provided by the Company for that purpose ("Election Form"). With respect to elections for 1998, the election form must be delivered on or before March 31, 1998, and, with respect to elections for subsequent calendar years, on or before the date of the last Board meeting in the calendar year preceding the year to which the election relates. In the event an individual becomes a Non-Employee Director after the deadline for delivery of the election notice for a particular calendar year, the Company may, but shall not be required to, permit such Non-Employee Director to make an election to receive a Stock Payment Award for such calendar year. Once made, an election for a particular calendar year may not be revoked and will be effective for all retainer and meeting attendance fees owing to an electing Non-Employee Director for services to be rendered as a director during that calendar year ("Fees").

         The number of Shares constituting an annual Stock Payment Award for each electing Non-Employee Director shall be that number of Shares, rounded to the nearest whole number, which results from dividing the respective Non-Employee Director's Fees by the Fair Market Value of the Shares as of the Determination Date (as hereinafter defined). The Company shall send each electing Non-Employee Director a letter agreement setting forth the number of Shares constituting each Stock Payment Award and such other terms and conditions of the Award as are consistent with this Section 9.3. Determination Date shall mean (a) the earlier of December 31 of the calendar year for which an election to receive a Stock Payment Award is in effect or (b) the effective date of an electing Non-Employee Director's termination as a member of the Board prior to the end of such calendar year.

         A Non-Employee Director shall have no voting or dividend rights with respect to, and no right to transfer any interest in, any Stock Payment Awards prior to the Determination Date for such Award. Following a Determination Date, a Non-Employee Director shall be entitled to vote Stock Payment Award Shares and to receive dividends thereafter declared and payable on such Shares. Following a Determination Date, the Stock Payment Award Shares shall not be subject to any restrictions on transfer and the Company shall, in accordance with each Non-Employee Director's written request made on an Election Form, either cause a stock certificate to be issued evidencing the Stock Payment Award Shares or maintain a book-entry record evidencing such Shares. Stock Payment Award Shares for which no such written request is made shall be evidenced by a book-entry record. Dividends on Stock Payment Award Shares evidenced by a stock certificate shall be paid in cash, and dividends on Stock Payment Award Shares evidenced by a book entry record shall be reinvested in Shares, in each case only as and when dividends are declared and paid to shareholders of record of Shares.


                                   ARTICLE X.
                              Loans to Participants

         The Committee is authorized to make loans to Participants, upon such terms and conditions as deemed appropriate by the Committee (including loans in connection with cashless exercises), for the purpose of enabling Participants to pay the Option Price for Shares or other purchase price of Awards made under the Plan. Such loans may include amounts necessary to pay Participant's tax liability in connection with an Award.


                                   ARTICLE XI.
                                Change in Control

         The Committee, as constituted before a Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions with respect to a Change in Control: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.


                                  ARTICLE XII.
                 Modification, Extension and Renewals of Awards

         Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards, or, if authorized by the Board, accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may specify a longer term than the surrendered Awards or may contain any other provisions that are authorized by the Plan; provided, however, that the substituted Awards may not specify a lower exercise price than the surrendered Awards. The Committee may also modify the terms of any outstanding Agreement. Notwithstanding the foregoing, however, no modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.




                                  ARTICLE XIII.
               Amendment, Modification and Termination of the Plan

         13.1 Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

         13.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.4 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.


                                  ARTICLE XIV.
                                   Withholding

         14.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

         14.2 Stock Withholding. With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other similar taxable event, participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.


                                   ARTICLE XV.
                                   Successors

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.


                                  ARTICLE XVI.
                                     General

         16.1 Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be required.

         16.2 Effect of Plan. The establishment of the Plan shall not confer upon any Key Employee or any Non-Employee Director any legal or equitable right against the Company, a Subsidiary, the Committee, or the employee directors, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Key Employee, nor is it a contract between the Company or any of its Subsidiaries and any Key Employee or any Non-Employee Director. Participation in the Plan shall not give any Key Employee any right to be retained in the service of the Company or any of its Subsidiaries.

         16.3 Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

         16.4 Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with and governed by the laws of the Commonwealth of Virginia and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422 of the Code.

         16.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.